UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

September 25, 2025
Date of Report (Date of earliest event reported)

Pitney Bowes Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

Address:	3001 Summer Street,		Stamford,	Connecticut	06926
Telephone Number:	(203)	356-5000

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1 par value per share	PBI	New York Stock Exchange
6.70% Notes due 2043	PBI.PRB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On September 25, 2025, Pitney Bowes Inc. (the “Company”) entered into a separation agreement (the “Separation Agreement”) with Shemin Nurmohamed in connection with her cessation of service as Executive Vice President and President, Sending Technology Solutions and departure from the Company, each effective as of end of business on September 11, 2025 (the “Separation Date”) as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 12, 2025. Pursuant to the Separation Agreement, Ms. Nurmohamed is eligible to receive a cash payment equal to $636,000, less applicable taxes and withholdings, which amount represents fifty-two (52) weeks’ worth of Ms. Nurmohamed’s base salary as in effect immediately prior to the Separation Date (the “Separation Amount”). The Separation Amount will be paid in a stream of payments on regular paydays following the Separation Date at the base salary rate in effect immediately prior to the Separation Date. In addition to the Separation Amount, Ms. Nurmohamed is also entitled to a lump sum payment of $354,069, less applicable taxes and withholdings, to be paid within thirty days following the Separation Date, and other benefits. Additionally, under the terms of the Separation Agreement, certain of Ms. Nurmohamed’s incentive awards granted before the Separation Date that are outstanding for at least one year as of the Separation Date continue vesting and remain exercisable in accordance with their terms.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1	Separation Agreement, dated as of September 25, 2025, between Pitney Bowes Inc. and Shemin Nurmohamed.
104	The cover page of Pitney Bowes Inc.'s Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pitney Bowes Inc.

	By:	/s/ Lauren Freeman-Bosworth
Name: Lauren Freeman-Bosworth
Date: September 26, 2025	Title: Executive Vice President, General Counsel and Corporate Secretary